                                            Exhibit 99.1
Ark Restaurants Announces Financial Results for the
Second Quarter of 2022 and Reinstatement of Quarterly Cash Dividend

CONTACT:
Anthony J. Sirica
(212) 206-8800
ajsirica@arkrestaurants.com

NEW YORK, New York - May 16, 2022 -- Ark Restaurants Corp. (NASDAQ:ARKR) today reported financial results for the second quarter ended April 2, 2022.

Financial Results
Total revenues for the 13 weeks ended April 2, 2022 were $39,586,000 versus $25,767,000 for the 13 weeks ended April 3, 2021.
Total revenues for the 26 weeks ended April 2, 2022 were $83,571,000 versus $46,066,000 for the 26 weeks ended April 3, 2021.
The increases in revenues above are not a good indicator of business performance as revenues for the 13 weeks ended April 3, 2021 and for the 26 weeks ended April 3, 2021 were negatively impacted by continually changing government mandated closures, capacity restrictions and social distancing requirements in connection with the COVID-19 pandemic.
The Company's EBITDA, excluding gains on the forgiveness of Paycheck Protection Program Loans (the "PPP Loan Forgiveness") and adjusted for other items all as set out in the table below, for the 13-weeks ended April 2, 2022 was $1,481,000 versus $(495,000) for the 13-weeks ended April 3, 2021. Net income for the 13 weeks ended April 2, 2022 was $1,055,000 (which includes PPP Loan Forgiveness of $1,122,000),or $0.30 and $0.29 per basic and diluted share, respectively, compared to net income of $4,161,000 (which includes PPP Loan Forgiveness of $4,124,000) or $1.19 and $1.15 per basic and diluted share, respectively, for the 13-weeks ended April 3, 2021.
The Company's EBITDA, excluding the PPP Loan Forgiveness and adjusted for other items all as set out in the table below, for the 26-weeks ended April 2, 2022 was $5,427,000 versus $(2,864,000) for the 26-weeks ended April 3, 2021. Net income for the 26-weeks ended April 2, 2022 was $3,264,000 (which includes PPP Loan Forgiveness of $1,122,000) or $0.92 and $0.91 per basic and diluted share, respectively, compared to net income of $3,398,000 (which includes PPP Loan Forgiveness of $4,124,000) or $0.97 and $0.95 per basic and diluted share, respectively, for the 26-weeks ended April 3, 2021.
The Company announced today that its Board of Directors declared a quarterly dividend of $0.125 per share to be paid on June 13, 2022 to shareholders of record at the close of business on May 31, 2022.

COVID-19 Update
We are subject to continued risks and uncertainties as a result of the outbreak of, and local, state and federal governmental responses to, the COVID-19 pandemic. In the past, we experienced significant disruptions to our business as suggested and mandated social distancing and shelter-in-place orders led to the temporary closure of all of our restaurants. While restrictions on the type of permitted operating model and occupancy capacity may continue to change, all of our restaurants are currently operating with no dining restrictions. We cannot predict if the COVID-19 pandemic will continue to have an impact our operating results and financial position.

About Ark Restaurants Corp.
Ark Restaurants owns and operates 17 restaurants and bars, 17 fast food concepts and catering operations primarily in New York City, Florida, Washington, D.C, Las Vegas, Nevada and the gulf coast of Alabama. Four restaurants are located in New York City, one is located in Washington, D.C., five are located in Las Vegas, Nevada, one is located in Atlantic City, New Jersey, four are located on the east coast of Florida and two are located on the Gulf Coast of Alabama. The Las Vegas operations include four restaurants within the New York-New York Hotel & Casino Resort and operation of the hotel's room service, banquet facilities, employee dining room and six food court concepts and one restaurant within the Planet Hollywood Resort and Casino. In Atlantic City, New Jersey, the Company operates a restaurant in the Tropicana Hotel and Casino. The operation at the Foxwoods Resort Casino consists of one fast food concept. The Florida operations include the Rustic Inn in Dania Beach, Shuckers in Jensen Beach, JB’s on the Beach in Deerfield Beach, Blue Moon Fish Company in Lauderdale-by-the-Sea and the operation of four fast food facilities in Tampa and six fast food facilities in Hollywood, each at a Hard Rock Hotel and Casino operated by the Seminole Indian Tribe at these locations. In Alabama, the Company operates two Original Oyster Houses, one in Gulf Shores and one in Spanish Fort.

Cautionary Note Regarding Forward-Looking Statements
Except for historical information, this news release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve unknown risks, and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Important factors that might cause such differences are discussed in the Company's filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results could differ materially from those anticipated in these forward-looking statements, if new information becomes available in the future.

ARK RESTAURANTS CORP.
Consolidated Condensed Statements of Operations
For the 13- and 26- week periods ended April 2, 2022 and April 3, 2021
(In Thousands, Except per share amounts)

	13 Weeks Ended April 2, 2022	13 Weeks Ended April 3, 2021	26 Weeks Ended April 2, 2022	26 Weeks Ended April 3, 2021

TOTAL REVENUES	$39,586	$25,767	$83,571	$46,066
COSTS AND EXPENSES:
Food and beverage cost of sales	12,255	7,764	24,796	13,705
Payroll expenses	13,482	8,391	27,722	17,041
Occupancy expenses	4,616	3,523	9,848	6,997
Other operating costs and expenses	4,840	3,529	9,978	6,339
General and administrative expenses	3,018	3,036	5,982	4,824
Depreciation and amortization	1,148	1,021	2,227	1,963
Total costs and expenses	39,359	27,264	80,553	50,869
OPERATING INCOME (LOSS)	227	(1,497)	3,018	(4,803)
OTHER (INCOME) EXPENSE:
Interest expense	262	308	547	632
Interest income	(12)	(13)	(22)	(27)
Other income	(125)	—	(347)	—
Gain on forgiveness of PPP Loans	(1,122)	(4,124)	(1,122)	(4,124)
Total other (income) expense, net	(997)	(3,829)	(944)	(3,519)
INCOME (LOSS) BEFORE (PROVISION) BENEFIT FOR INCOME TAXES	1,224	2,332	3,962	(1,284)
Provision (benefit) for income taxes	76	(1,921)	385	(4,839)
CONSOLIDATED NET INCOME	1,148	4,253	3,577	3,555
Net income attributable to non-controlling interests	(93)	(92)	(313)	(157)
NET INCOME ATTRIBUTABLE TO ARK RESTAURANTS CORP.	$1,055	$4,161	$3,264	$3,398

NET INCOME PER ARK RESTAURANTS CORP. COMMON SHARE:
Basic	$0.30	$1.19	$0.92	$0.97
Diluted	$0.29	$1.15	$0.91	$0.95

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	3,552	3,511	3,552	3,507
Diluted	3,604	3,627	3,600	3,579

EBITDA Reconciliation:
Income (loss) before benefit for income taxes	$1,224	$2,332	$3,962	$(1,284)
Depreciation and amortization	1,148	1,021	2,227	1,963
Interest (income) expense, net	250	295	525	605
EBITDA (a)	$2,622	$3,648	$6,714	$1,284
EBITDA, adjusted:
EBITDA (as defined) (a)	2,622	3,648	6,714	1,284
Net income attributable to non-controlling interests	(93)	(92)	(313)	(157)
Non-cash stock option expense	74	73	148	133
Gain on forgiveness of PPP Loans	$(1,122)	$(4,124)	$(1,122)	$(4,124)
EBITDA, as adjusted	$1,481	$(495)	$5,427	$(2,864)

(a)EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  Although EBITDA is not a measure of performance or  liquidity calculated in accordance with generally accepted accounting principles ("GAAP"), the Company believes the use of this non-GAAP financial measure enhances an overall understanding of the Company's past financial performance as well as providing useful information to the investor because of its historical use by the Company as both a performance measure and measure of liquidity, and the use of EBITDA by virtually all companies in the restaurant sector as a measure of both performance and liquidity.  However, investors should not consider this measure in isolation or as a substitute for net income (loss), operating income (loss), cash flows from operating activities  or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies.  A reconciliation of EBITDA to the most comparable GAAP financial measure, pre-tax income, is included above.